Exhibit 10.6

Power of Attorney

I, Jiancheng Li, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. ********, hold 19.75% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general manager, chief financial officer and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Jiancheng Li

/s/ Jiancheng Li

June 8, 2017

Power of Attorney

I, Yi Duan, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. *********************, hold 31.95% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Yi Duan

/s/ Yi Duan

June 8, 2017

Power of Attorney

I, Xi Zeng, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. ********************, hold 16.87% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Xi Zeng

/s/ Xi Zeng

June 8, 2017

Power of Attorney

I, Wei Zhang, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. **********, hold 9.0% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Wei Zhang

/s/ Wei Zhang

June 8, 2017

Power of Attorney

I, Li Zhou, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. **********, hold 8.87% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Li Zhou

/s/ Li Zhou

June 8, 2017

Power of Attorney

I, Jingjing Huang, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. **********, hold 8.0% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provision thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Jingjing Huang

/s/ Jingjing Huang

June 8, 2017

Power of Attorney

I, Jiaorong Pan, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. **********, hold 2.66% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Jiaorong Pan

/s/ Jiaorong Pan

June 8, 2017

Power of Attorney

I, Wentao Bai, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. **********, hold 2.0% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the provisions thereof, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Wentao Bai

/s/ Wentao Bai

June 8, 2017

Power of Attorney

I, Ying Lu, a citizen of the People’s Republic of China (“PRC”) holding the ID card No. **********, hold 0.9% of the equity interests of Shenzhen Fangdd Network Technology Co., Ltd. (“Fangdd”) as a shareholder of Fangdd. I hereby authorize Mr. Jiancheng Li to exercise the following rights during the period of validity of this Power of Attorney:

I authorize Mr. Jiancheng Li to act as my sole agent to exercise on my behalf all shareholder rights to which I am entitled under the laws of the PRC and the articles of Association of Fangdd (including the current and future amendments thereto from time to time), including but not limited to the rights to propose the convening of shareholders’ meetings, to receive any notices on the holding and rules of procedure of shareholders’ meetings, to attend and exercise voting rights at shareholders’ meetings of Fangdd (including but not limited to nominating, electing or appointing directors, general managers, chief financial officers and other senior managers of Fangdd and deciding on dividends and other matters) and to decide to sell or transfer all or part of my equity interests in Fangdd.

The above authorization and entrustment is granted on the premise that Mr. Jiancheng Li is a director (position) of Shenzhen Fangdd Information Technology Co., Ltd. (“WFOE”) and that WFOE agrees in writing to the above authorization and entrustment. Once Mr. Jiancheng Li leaves office from WFOE or WFOE notifies me/our company of the termination of the above authorization and entrustment, the authorization and entrustment granted by me to him shall become invalid, and I will appoint/authorize another person nominated by WFOE to exercise all of the above shareholder rights to which I am entitled.

The period of validity of this Power of Attorney is the same as the term of the Business Operation Agreement signed by and among WFOE, Fangdd and other parties on June 8, 2017. If the above Business Operation Agreement is terminated in advance or extended in accordance with the Agreement, this Power of Attorney and the Business Operation Agreement shall be simultaneously terminated or extended, and this Power of Attorney shall be extended for the same period as the Business Operation Agreement. This Power of Attorney shall not be modified or terminated during the period of validity hereof without the written consent of WFOE.

Authorized by: Ying Lu

/s/ Ying Lu

June 8, 2017